SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2014

IBERIABANK CORPORATION

(Exact name of Registrant as Specified in Charter)

Louisiana	0-25756	72-1280718
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 West Congress Street, Lafayette, Louisiana 70501

(Address of Principal Executive Offices)

(337) 521-4003

Registrant’s telephone number, including area code

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On April 24, 2014, the Registrant reported on Form 8-K its results of operations and financial condition for the three months ended March 31, 2014 (the “Form 8-K”).

This Amendment No. 1 to the Form 8-K is being furnished solely to correct slides 13, 23, and 43 of the presentation contained in Exhibit 99.2. Periods presented on slides 13 and 23 have been corrected, while the following changes have been made to Slide 43:

Average Balance	Q1 2014	2014
Previously Reported	$876	$749
Currently Reported	$846	$741

The changes set forth above are the only portions of the Form 8-K being amended herein. This Amendment No. 1 does not change any other information set forth in the Form 8-K.

Item 2.02	Results of Operations and Financial Condition

On April 23, 2014, the Registrant announced its results of operations for the three-month period ended March 31, 2014. Copies of the related press release and supplemental materials are attached as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits. The exhibits listed in the exhibit index are furnished pursuant to Item 2.02 as part of this Current Report on Form 8-K and are not to be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

IBERIABANK CORPORATION

DATE: April 24, 2014	By:	/s/ Daryl G. Byrd
Daryl G. Byrd
President and Chief Executive
Officer

EXHIBIT INDEX

Exhibit Number

99.1	Press Release dated April 23, 2014, issued by the Registrant.*

99.2	Supplemental Materials to First Quarter Earnings Conference Call*

*	Previously furnished.

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